EXHIBIT 10.14

                                 LEASE AGREEMENT


         1. Parties. This lease, dated for reference purposes only, Tuesday, August 13, 1996, is made by and between Bay Business Centers, Inc., Lessor, and Jenner Technologies hereinafter called Lessee.

         2. Premises. Lessee hereby leases from Lessor the premises described as 2010 Crow Canyon Place, Suite #100, San Ramon, CA 94583, Office #330 & #332.

         3. Term. A six month term shall commence on September 1, 1996 and shall continue until February 1, 1997. Lessee shall give a 60-day notice in writing of its intent to renew or cancel Lease Agreement, prior to termination date of February 1, 1997. If a 60-day notice is not rendered, Lessor will consider Lease Agreement to be renewed for an additional term, at the then going rate. Holdover
- in the event Lessee holds over beyond the end of the Lease term, the monthly recurring charges shall be assessed at 150% their monthly rate and the holdover period shall be for no less than one month.

         4. Possession. If Lessor for any reason whatsoever cannot deliver possession of the leased premises to Lessee at the commencement of the term hereof, this shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of the term, as provided for in Paragraph 3 hereinabove, and the time Lessor delivers possession. In the event that Lessor shall permit Lessee to occupy the leased premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease Agreement. Such early possession shall not advance the termination date hereinabove provided.

         5. Rent. Lessee agrees to pay Lessor the sum of $1050.00 per month plus $110.00 per phone set for phone equipment rental per month due on the first day of each month. Any installment of rent or any other recurring sums due from Lessee not received by Lessor within five (5) days after such amount is due shall be assessed a late charge equal to ten percent (10%) of such overdue amount plus $50.00. Clerical Services and Other Services incurred shall be invoiced semimonthly on the 15th and last day of each month. Payment for said services are due and payable within thirty (30) days of billing date. A late charge equal to two percent (2%) plus $10.00 will be assessed on said services if payment is not received within thirty (30) days of billing date. If an installment for rent or invoice for services is overdue more than thirty (30) days, Lessor has the right to discontinue all services upon the thirty-first
(31st) day of delinquency. Billing inquiries and/or change of address should be directed towards: Bay Business Centers, Inc., Attn: Accounting Dept., 4900 Hopyard Road, Suite #100, Pleasanton, California 94588. In the event this Lease Agreement term starts on a day other than the first of the month, the monthly recurring charges shall be prorated for the current month and collected with the first full month plus last month.

         The monthly rental rate stated herein is predicated on providing office space and services, as provided in Paragraphs 13 and 14, for 1 person(s).





Additional Reception Service    $100.00/each additional person - w/o voice mail
(receiving calls & caller's)    $125.00/each additional person - with voice mail

         Lessee  hereby  agrees to notify  Lessor in writing no less than thirty
(30) days prior to addition of staff members for which Lessor will provide services.

         6. Prepaid Rent & Opening Charges. Concurrently with Lessee's execution of this Lease Agreement, Lessee shall pay the Lessor the sum of:

RECURRING CHARGES (1ST & LAST)
-------------------------------------------------------------------------------------------------------
Office Rent (1st & last) (recurring charge).............................................       $2100.00
Additional Users (1st & last) (recurring charge)........................................          $0.00
Furniture:
(1st & last) (recurring charge).........................................................        $200.00
Mail Forwarding Service (1st & last) (recurring charge).................................          $0.00
Storage Rental (1st & last) (recurring charge)..........................................          $0.00
Additional Voice Mail Box Rental ($25/each/month) (1st & last) (recurring charge).......          $0.00
Voice Mail Paging (1st & last) (recurring charge).......................................          $0.00
Phone Line Service - Dial Tone (1st & last) (recurring charge)..........................        $120.00
Phone Equipment Rental (1st & last) (recurring charge)..................................        $220.00
Speed Dial (1st & last)(recurring charge)...............................................          $0.00
Conference Calling (1st & last) (recurring charge)......................................          $0.00
Call Forwarding (1st & last) (recurring charge).........................................          $0.00
Delayed Call Forwarding (1st & last) (recurring charge).................................          $0.00
Pacific Bell Directory Listing ($2/mo.) (1st & last) (recurring charge).................          $4.00
Copy Pkg. (1st) (recurring charge)......................................................          $0.00
Conference Pkg. (1st) (recurring charge)................................................          $0.00
Administrative Pkg. (1st) (recurring charge)............................................          $0.00
Secretarial Pkg. (1st) (recurring charge)...............................................          $0.00


ONE-TIME/INSTALLATION CHARGES
-----------------------------------------------------------------------------------------
Administrative Start-up Fee (one-time charge)...........................................        $125.00
Additional Users Administrative Start-up Fee (one-time charge)..........................
Cleaning Fee ($200/Ofc.-less than 1 yr.) (one-time charge)..............................        $200.00
Furniture Move Fee (one-time charge)....................................................          $0.00
Furniture Set-Up Fee (one-time charge)..................................................          $0.00
Lobby Directory Listing (one-time charge)...............................................         $40.00
Key Deposit ($65/set X 2 Key Set(s)) (refundable).......................................        $130.00
Single Key Deposit ($33/key X (refundable)..............................................
Storage Installation (one-time charge)..................................................          $0.00
Voice Mail Installation (one-time charge)...............................................          $0.00
Voice Mail Paging Installation (one-time charge)........................................          $0.00
Phone Line Installation (one-time charge)...............................................        $241.00
Fax/Modem Install (one-time charge).....................................................        $185.00
Phone Equipment Installation (one-time charge)..........................................        $370.00
Calling Feature Installation (one-time charge)..........................................          $0.00
                                                                                              ---------

         TOTAL..........................................................................       $3935.00
                                                                                              ---------

*Phone Line Service represents monthly fee for dial tone. Phone Line Usage (outgoing calls) is a variable charge and will be billed semimonthly, due within 10 days of statement date.

         7. Use. The premises are to be used for sales and administrative purposes only.

         8. Conditions. Lessee shall not disturb, annoy, endanger or inconvenience other tenants in the building or suite, nor use the premises for any immoral, unlawful, or sleeping purposes, nor violate any law or ordinance or commit waste, nuisance or damage upon or about the property.

         9. Repairs, Maintenance and Alterations. Lessee shall at all times during the term hereof, at its sole cost and expense, keep the premises and every part thereof in good condition and repair, except damage thereto by fire, earthquake, act of God or the elements. Lessee hereby waives the right to make repairs at Lessor's expense under any law, statute or ordinance with respect thereto now or hereafter in effect. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements or repairs of any kind or character on or to the leased premises during the term of this Lease Agreement. Lessee shall return, upon expiration of this Agreement the premises in their original configuration, design, and condition to Lessor. Lessee shall, at its own cost and expense, repair or replace any damage or injury to the leased premises, or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, licensees, or visitors; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall reimburse the cost thereof to Lessor on demand, together with interest at the maximum annual rate permitted by law from the date of such work.

         If Lessee vacates the premises and leaves the premises in a condition requiring painting, carpet cleaning, or other maintenance to restore the premises to leasable condition, a minimum fee of $200.00 per office will be assessed and confirmed in the termination meeting (if conducted) or within 30 days of date of vacancy.

         Lessee agrees to keep a floor mat under any and all chairs with rollers/wheels at all times to protect the carpeting.

         10. Abandonment. If Lessee abandons or vacates the premises, Lessor may at its option terminate this Lease Agreement, re-enter the premises and remove all property.

         11. Essence of Time. Time is of the essence of this Lease Agreement and all provisions hereof.

         12. Insurance. Lessee shall indemnify and hold harmless Lessor as respects to any bodily injury or property damage arising out of their operations and business conducted on premises. Lessee shall maintain liability insurance in amounts no less than $300,000 combined single limit for bodily injury and property damage. Lessee shall provide Lessor with a certificate of insurance as evidence of the above conditions and Lessor shall be named as an additional insured.

         13. Services. Included in the monthly rental specified in Paragraph 5 herein, Lessee shall be entitled to the following clerical and administrative services:

Full-time  Receptionist  Service          Mail  Processing  Service
(8:30 a.m.-5:00 p.m., Monday-Friday       Incoming Mail Sorted
excluding holidays)                       Outgoing - daily mail 10 pcs.

Telephone Answering                       Voice Mail 24 hrs./day,
8:30 a.m.-5:00 p.m.                       7 days/week
Monday-Friday, by Receptionist,           Complimentary 100 Voice Mail Msgs./Box
(excluding holidays)                      Additional messages @ $.35/ea.

                                          Access to Office, Building, & Copier
                                          24 hrs./day, 7 days/week

Hourly Office Rental/                     Access to:
Conference Room Facilities                Secretarial Services
By Reservation                            8:30 a.m. - 5:00 p.m.
4 Hours/month included                    Monday-Friday,
(non-cumulative)                          (excluding holidays)
                                          (Billed as Utilized, see Exhibit B)

         Lessee hereby agrees all telephone equipment and line services will be coordinated by Lessor with Lessor's telephone vendor. Lessee shall not modify nor change outlets, telephone sets, or jacks.

         14. Services & Non-Service Items. Services and non-service items shall be invoiced semi-monthly on the 15th and last day of each month. Payment for said services are due and payable within thirty (30) days of billing date. A finance charge of 2% per month will be assessed for all services and recurring charges unpaid beyond 30 days of the invoice date.

         At the end of a term, all charges and credits will be applied. It is understood freight bills and vendor charges may take up to 60 days to pass through Lessee, therefore a 90-day period may be required to reimburse credits or conclude final account balance.

         If collection time is required due to delinquent account status a fee of $45/hour will be assessed for administrative time at a minimum of $9.00 per collection contact.

SERVICES
--------
Secretarial Service                     Minimum billable unit 1/10 of an hour.
See Exhibit B for Rates

Word Processing (keyboarding)           Minimum billable unit 3/10 of an hour.
See Exhibit B for Rates                 Minimum per page 3/10 of an hour(input).
                                        Editing - Minimum 2/10 of an hour.

         Standard Turnaround - 1-3 pages (24 hrs.) 4 or more pages - turnaround determined by Bay Business Centers, Inc.

         Lessee agrees that during the term of this Agreement and for six (6) months after its termination will not offer employment to or hire any of the employees of Lessor. If Lessee does not keep that agreement, Lessee will be liable to Lessor for damages in the sum of twenty-five percent (25%) of the annual compensation of each employee involved, it being mutually agreed by Lessee and Lessor that this provision for liquidated damages is reasonable and that the actual damage which would be sustained by Lessor as the result of a failure to keep the agreement would be, from nature of the case, impracticable or extremely difficult to fix.

         Further, Lessee shall not provide, utilize, or sell any services or non-service items, which are provided by Bay Business Centers, Inc., as listed on Exhibit B to other tenants or clients of Bay Business Centers, Inc., or for any other person or company.

         Lessee shall not contract with an independent contractor, temporary personnel agency, or individual for the purpose of providing secretarial, word processing, or any services Bay Business Centers, Inc. provides.

         If Lessee wishes to employ an administrative assistant or clerical staff member, it is with the understanding an additional office must be leased from Bay Business Centers, Inc. and prior written approval is obtained from Bay Business Centers, Inc. for its use.

         15. Notices. In every instance where it shall be necessary or desirable for the Lessee to serve any notice or demand upon the Lessor, such notice or demand shall be sent by United States "Registered" or "Certified" mail, postage prepaid, addressed to:

                              Ms. Marilyn L. Newton
                           Bay Business Centers, Inc.
                        2010 Crow Canyon Road, Suite 100
                               San Ramon, CA 94583

or at such other address of Lessor, as may appear on the records of Lessee. Any notice or demand to be given by the Lessor to the Lessee shall be effective if mailed to (Lessee's administrative office):

                                 Mr. Tony Maida
                               Jenner Technologies
                                828 Eastbrook Ct.
                               Danville, CA 94506

Notice mailed as aforesaid shall be deemed to have been served at the time of postal meter cancellation date.

         16. Occupancy/Use of Premises. Lessee shall not assign this Lease nor permit the occupancy or use of any part thereof without the written permission of Lessor.

         Lessee will not install or maintain a coffee maker or copier machine in Lessee's office. Lessee further acknowledges smoking is not permitted within the suite and must be restricted to outside of the suite.

         17. Attorneys Fees. In an event of any legal action or proceeding brought by either party against the other under this Lease Agreement, the prevailing party shall be entitled to recover all its costs and expenses, including without limitation the fees and costs of appeal, if any, of its attorneys of such action or proceeding in such amount as is reasonable.

LESSEE:                                               LESSOR:
Jenner Technologies                                   Bay Business Centers, Inc.

By: /s/ ANTHONY E. MAIDA                              By: /s/ MARILYN L. NEWTON
   -----------------------------                         -----------------------
        Anthony E. Maida, III                         Title:  President
        Chief Executive Officer                       Name:  Marilyn L. Newton
        Jenner Technologies
        828 Eastbrook Court
        Danville, CA  94506

                                    Exhibit A

                               [Plan of Premises]






                                    Exhibit B

   Minimum time usage is assessed as an "Administrative Assist"* at $2.00/each

                            Priority Service Charges
--------------------------------------------------------------------------------
1-4 Hours=Priority 1+50%    4-8 Hours=Priority 2+25%    Overtime Required= +100%

                             Project Classification
====================================================================================================================================
 CLASS                        DESCRIPTION                       CLASS                       DESCRIPTION
====================================================================================================================================
1         Typed or clearly written source document; no edits      2     Typed or written requiring minor edits/single level
          required.                                                     outline format/minor tabbing.
------------------------------------------------------------------------------------------------------------------------------------
3         Difficult to read; major edits required.                4     Technical.
====================================================================================================================================

   CODE                             SERVICE DESCRIPTION                                    RATE                  UNITS
------------------------------------------------------------------------------------------------------------------------------------
AAA         Administrative Assistance - Bookkeeping or Mgt. Assistance..........           30.0                 Per Hour
ADT         Administrative Assists* (minimum clerical fee)......................            2.0                 Each
AIR         Airborne Shipping...................................................            0.0                 Cost + 20%
ASV         Answering Service...................................................          100.0                 Monthly
BIN         Binding.............................................................            3.5                 Each
SCP         Color Prints (Laser)................................................            2.5                 Each
COP         Copying.............................................................             .1                 Each
CRF         Conference Room/Flex Ofc. Rental (COD Clients)......................           25.0                 Per Hour
CRC         Conference/Flex Ofc. Rental (On-Account Clients)....................           20.0                 Per Hour
CSP         Coffee by the Pot (for meetings)....................................           10.0                 Each
DIR         Directory Listing (or directory change).............................           40.0                 Each
DSS         Disk Storage (200.000 characters/disk)..............................          20.06                 Months
DUP         Duplicate Statement.................................................            5.0                 Each
EMS         Extra Messages (after monthly allowance)............................             .3                 Each
FAX         Facsimile Service...................................................            1.0                 Each Pg.
FMA         Furniture Initial Set-up............................................           50.0                 Per Office
FMV         Furniture Move......................................................            0.0                 Variable
FNT         Furniture Rental....................................................            0.0                 Per Month
FXW         Facsimile Service - Word Processing Work TO a Client................             .2                 Each Pg.
GRP         Graphics............................................................           55.0                 Per Hour
IFM         If/Relay Message/Paging (Special Msg. Handling).....................            2.0                 Each
LAM         Lamination (Business Card Size or 8 1/2 x 11).......................    1.5 or 4.00                 Each
LMC         Long Handwritten Message............................................            2.0                 Each
LPO         List/Label Printout.................................................            2.5                 Page
MLG         Mailings:  Parcel/Express/Certified Mail Prep.......................            4.0                 Each
MSS         Mailing Address Svc.................................................           35.0                 Monthly
OLS         Overnight/Express Letter Service....................................           12.5                 Each
PCC         Phone Call (Outgoing Calls made by BBC Staff)............75/local; 1.25/toll; 2.50/LD               Each
PHH         Parcel Handling - Parcel Delivery to Office.........................            2.0                 Each
POS         Postage.............................................................            0.0                 Cost + 20%
PRS         Presentations - Multiple Font Documents.............................           45.0                 Per Hour
SPO         Printouts (per page or envelope).................................75/black; 2.50/color               Per/Pg.
REN         Rent (monthly recurring per contract)...............................            0.0                 Variable
SSS         Resume & Consultation Services......................................       By Quote                 Per Service
SCN         Scanning............................................................           10.0                 Per Image
SHP         Ship via BBC (client uses their Acct. #)............................            1.0                 Each Piece
SCR         Secretarial Service - Regular, 24-hour Turnaround...................           22.0                 Per Hour
SC2         Secretarial Service - 4-8/hour Turnaround...........................           27.5                 Per Hour
SC1         Secretarial Service - 1-4/hour Turnaround...........................           33.0                 Per Hour
SCV         Secretarial Service - Requiring Overtime............................           44.0                 Per Hour
SPS         Spreadsheets........................................................           40.0                 Per Hour
TER         Telephone Equip. Rental.............................................           55.0                 Per Set/Mo.
UPS         UPS Shipment (Parcels)..............................................            0.0                 Cost + 20%
VMS         Voice Mail Box......................................................           25.0                 Each
WIT         Witness Signatures..................................................            6.0                 Each
WCR         Word Processing Client - Regular, 24-hour Turnaround................           30.0                 Per Hour
WC2         Word Processing Client - 4-8/hour Turnaround........................           37.5                 Per Hour
WC1         Word Processing Client - 1-4/hour Turnaround........................           45.0                 Per Hour
WCV         Word Processing Client - Requiring Overtime.........................           60.0                 Per Hour
WPR         Word Processing Tenant - Regular, 24-hour Turnaround................           27.0                 Per Hour
WP2         Word Processing Tenant - 4-8/hour Turnaround........................           33.7                 Per Hour
WP1         Word Processing Tenant - 1-4/hour Turnaround........................           40.5                 Per Hour
WPV         Word Processing Tenant - Requiring Overtime.........................           54.0                 Per Hour
YSS         Supplies (see Supplies Price List)..................................            0.0                 Variable

PRICES SUBJECT TO CHANGE AT THE DISCRETION OF BAY BUSINESS CENTERS, INC.


                                       -1-